Evergreen
VARIABLE ANNUITY FUNDS
Prospectus May 1, 2009
Evergreen VA Diversified Capital Builder Fund Evergreen VA Special Values Fund Class 1

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a crime.

The Fund is an underlying investment vehicle for certain variable annuity contracts and/or variable life insurance policies offered through separate accounts of participating insurance companies. Depending on the context, references to "you" or "your" in this Prospectus refer either to the holder of a variable annuity contract or variable insurance policy who may select Fund shares to fund his or her investment in the policy or contract or to the insurance company that issues the contract or policy. Throughout this Prospectus, references to a Fund "shareholder" or "investor" or to "buying," "selling," "holding," or "transferring" Fund shares refer only to the insurance company investing in the Fund through a separate account, and not to a holder of a variable annuity contract or variable insurance policy.

Special Note to Shareholders Regarding a Fund's Investment Goal:

The Fund's Board of Trustees can change the investment goal without a shareholder vote.

Risk Factors for All Mutual Funds

Please remember that an investment in a mutual fund is:

  not guaranteed to achieve its investment goal;

  not a deposit with a bank;

  not insured, endorsed or guaranteed by the FDIC or any government agency; and

  subject to investment risks, including possible loss of your original investment.

Like most investments, your investment in a Fund could fluctuate significantly in value over time and could result in a loss of money.

Portfolio Holdings

A description of the Evergreen funds' policies and procedures with respect to the disclosure of their portfolio holdings is available in each Fund's Statement of Additional Information in the section entitled "Policy for Dissemination of Portfolio Holdings."

Table of Contents

Evergreen Variable Annuity Funds
Fund Summary
Evergreen VA Diversified Capital Builder Fund	2
Evergreen VA Special Values Fund	6
Fund Risks
Principal Risks	9
Additional Investment Strategies and Related Risks	11
Fund Management
Investment Advisor and Administrator	11
Portfolio Manager(s)	12
Affiliated Service Providers	12
Legal Proceedings	12
Pricing
Calculating a Fund's Share Price	12
Valuing a Fund's Investments	13
Share Class Information	13
Buying and Selling Fund Shares
Buying and Selling Fund Shares	14
Short-Term Trading Policy	14
Dividends and Distributions	15
Taxes	15
Portfolio Trading Costs and Turnover	16
Financial Highlights	17

Fund Summary

Evergreen VA Diversified Capital Builder Fund

INVESTMENT GOAL

The Fund seeks capital growth and current income.

INVESTMENT STRATEGY

The Fund invests in a portfolio of equity and debt securities chosen for the potential for current income and capital growth. The proportion of the Fund's assets invested in fixed income and equity securities will change based on the portfolio manager's assessment of economic conditions and investment opportunities. The Fund generally expects to invest approximately 10% to 30% of its assets in fixed income securities. The equity portion of the Fund may include principally common and preferred stocks of U.S. companies across a broad range of market capitalizations, but will generally maintain a dollar-weighted average market capitalization within the market capitalization range tracked by the Russell 1000® Index. As of its last reconstitution in June 2008, the Russell 1000® Index had a market capitalization range of approximately $755 million to $466 billion. The portfolio manager will seek out companies that she believes have strong fundamental attributes and growth prospects with valuations that leave ample room for capital appreciation.

The Fund's fixed income investments may include U.S. government securities, corporate bonds, convertible bonds, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations ("CMOs") and other income producing securities. The Fund may invest without limit in securities rated below investment grade, commonly referred to as "high yield" or "junk" bonds, or unrated securities determined by the portfolio manager to be of comparable quality. The Fund generally expects that the dollar-weighted average duration of its fixed income securities will normally be between two and six years, while the dollar-weighted average maturity is expected to be longer than the dollar-weighted average duration.

The Fund can invest up to 25% of its assets in foreign equity and fixed income securities.

The Fund may, but will not necessarily, use derivative instruments, such as structured notes, futures and options, and swap agreements, as an alternative to investments directly in income-producing securities or to manage risk. The Fund may also, but will not necessarily, enter into foreign currency exchange contracts to hedge against adverse changes in currency exchange rates related to non-US dollar denominated holdings. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset or basket of assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk. The Fund may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Derivatives are financial contracts whose values depend on, or are derived from, the value of one or more underlying assets, reference rates or indexes. The various derivative instruments that the Fund may use may change from time to time as new derivative products become available to the Fund. More detail on these types of transactions is included under "Additional Information on Securities and Investment Practices" in the Statement of Additional Information (SAI).

For purposes of determining compliance by the Fund with its investment policies and limitations (including any required investment by the Fund in a particular type of security), the Fund may consider an investment in a derivative instrument to constitute an investment in a security if, in the judgment of the portfolio manager, the derivative instrument provides investment exposure comparable to that of the security. For example, the Fund may consider a futures contract or swap transaction to constitute a particular fixed-income security for these purposes.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Below Investment Grade Bond Risk. Below investment grade bonds are considered speculative by the major rating agencies and are usually backed by issuers of less proven or questionable financial strength.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security.

  Credit Risk. The issuer of a debt security may be unable to pay interest and principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates.

  Derivatives Risk. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives transactions can create investment leverage, may be highly volatile, and a Fund could lose more than the amount it invests.

  Foreign Investment Risk. Foreign securities may be more volatile and less liquid than domestic securities, and the value of the Fund's investments in foreign securities may be adversely affected by currency exchange rates. Foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those in the United States.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. When interest rates go down, interest earned on debt securities may also decline.

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may be negatively affected by prepayments, defaults, and changes in interest rates. In addition, these securities are often not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

  U.S. Government Securities Risk. Securities issued by agencies of the U.S. government and by certain U.S. government sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

PERFORMANCE

The Year-by-Year Total Return and Average Annual Total Return tables that follow provide you with some indication of the risks of investing in the Fund. The Year-by-Year Total Return and Average Annual Total Return tables show performance of the indicated share class for the periods shown and include the effects of Fund expenses and the reinvestment of all dividends and distributions, but not contract, policy, separate account or other charges assessed by participating insurance companies. Returns would be lower if such charges were included. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges. The Average Annual Total Return table also compares the Fund's performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for mutual fund fees or expenses or charges assessed by participating insurance companies, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class 1 Shares (%)

Highest Quarter:	4th Quarter 1999	+11.12%
Lowest Quarter:	4th Quarter 2008	-28.84%
Year-to-date total return as of 3/31/2009 is +3.37%
Average Annual Total Returns for the period ended 12/31/2008
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 3/1/1996
Class 1	3/1/1996	-45.51%	-6.50%	-3.25%	1.24%
Merrill Lynch High Yield Master Index[1]		-26.21%	-0.84%	2.27%	3.69%
Russell 1000 Index		-37.60%	-2.04%	-1.09%	4.52%

1	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year. The Fund does not charge any fees on the purchase or sale of shares. The tables that follow do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.33%
12b-1 Fees	0.00%
Other Expenses[1]	0.28%
Total Annual Fund Operating Expenses[1]	0.61%

1	The Other Expenses in the table above include fees and expenses of 0.01% or less that were incurred indirectly by the Fund as a result of its investment in other investment companies (each, an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund fees and expenses.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class 1
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762
If you sold your shares, you would pay:
After:	Class 1
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

Fund Summary

Evergreen VA Special Values Fund

INVESTMENT GOAL

The Fund seeks capital growth in the value of its shares.

INVESTMENT STRATEGY

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). The Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution in June 2008, the Russell 2000® Index had a market capitalization range of approximately $57 million to $3.8 billion. The remaining 20% of the Fund's assets may be represented by cash or invested in various cash equivalents or common stocks of any market capitalization.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

PRINCIPAL RISK SUMMARIES

Your investment in the Fund is subject to the following risks. For additional information on the risks listed below, see the section entitled "Fund Risks."

  Investment Style Risk. Different types of securities - such as growth style or value style securities - tend to perform differently and shift into and out of favor with investors depending on changes in market and economic conditions.

  Market Capitalization Risk. Stocks fall into three broad market capitalization categories - large, medium and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors and may underperform stocks in the other categories.

  Small- and Medium-sized Companies Risk. Small- and medium-sized companies tend to be more vulnerable to adverse developments and investments in them may be more volatile than investments in larger companies.

  Stock Market Risk. The value of your investment will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates.

The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies (i.e., companies whose market capitalizations fall within the range tracked by the Russell 2000® Index, measured at the time of purchase). In addition, the Fund will seek to maintain a dollar-weighted average market capitalization that falls within the range of the Russell 2000® Index. As of its last reconstitution in June 2008, the Russell 2000® Index had a market capitalization range of approximately $57 million to $3.8 billion. The remaining 20% of the Fund's assets may be invested in other types of investments, including those that fall outside the range tracked by the Russell 2000® Index.

The portfolio manager looks for significantly undervalued companies that he believes have the potential for above-average appreciation with below-average risk. Typical investments include stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

PERFORMANCE

The Year-by-Year Total Return and Average Annual Total Return tables that follow provide you with some indication of the risks of investing in the Fund. The Year-by-Year Total Return and Average Annual Total Return tables show performance of the indicated share class for the periods shown and include the effects of Fund expenses and the reinvestment of all dividends and distributions, but not contract, policy, separate account or other charges assessed by participating insurance companies. Returns would be lower if such charges were included. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges. The Average Annual Total Return table also compares the Fund's performance with that of one or more broad-based securities market indexes. Performance information for an index does not include deductions for mutual fund fees or expenses or charges assessed by participating insurance companies, and it is not possible to invest directly in an index. Past performance is not necessarily an indication of future results.

Year-by-Year Total Returns for Class 1 Shares (%)

Highest Quarter:	4th Quarter 2001	+22.32%
Lowest Quarter:	4th Quarter 2008	-25.96%
Year-to-date total return as of 3/31/2009 is -13.14%
Average Annual Total Returns for the period ended 12/31/2008
	Inception Date of Share Class	1 Year	5 Year	10 Year	Performance Since 5/1/1998
Class 1	5/1/1998	-31.31%	0.58%	6.41%	5.71%
Russell 2000 Value Index		-28.92%	0.27%	6.11%	4.16%

FEES AND EXPENSES

This section describes the fees and expenses you would pay if you bought and held shares of the Fund. Annual Fund Operating Expenses are based on the Fund's most recent fiscal year. The Fund does not charge any fees on the purchase or sale of shares. The tables that follow do not reflect any contract, policy, separate account, or other charges assessed by participating insurance companies. Please refer to the prospectus for the variable annuity contract or variable life insurance policy for information regarding such charges.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Class 1
Management Fees	0.79%
12b-1 Fees	0.00%
Other Expenses	0.21%
Acquired Fund Fees and Expenses[1]	0.02%
Total Annual Fund Operating Expenses1,[2]	1.02%

1	The Total Annual Fund Operating Expenses in the table above include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (each an "Acquired Fund"). The Total Annual Fund Operating Expenses shown may be higher than the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses.
2	The Total Annual Fund Operating Expenses listed above do not reflect voluntary fee waivers and/or expense reimbursements made by the Fund's investment advisor in order to reduce expense ratios. Including current voluntary fee waivers and/or expense reimbursements, Total Annual Fund Operating Expenses were 1.01% for Class 1. The Fund's investment advisor may cease these voluntary waivers and/or reimbursements at any time.

  Example of Fund Expenses. Here is an example that can help you to compare the cost of investing in this Fund versus other mutual funds. For purposes of our example, let's assume that the Fund has an average annual return of 5%, that you reinvest all dividends and distributions, and that the Fund's fees and expenses remain exactly the same as in the tables above. Based on these assumptions, if you invested $10,000 in the Fund, here's how much you would pay in total fees and expenses for the time periods indicated:

If you held your shares, you would pay:
After:	Class 1
1 Year	$104
3 Years	$325
5 Years	$563
10 Years	$1,248
If you sold your shares, you would pay:
After:	Class 1
1 Year	$104
3 Years	$325
5 Years	$563
10 Years	$1,248

Because the Fund's fees and expenses may vary from year to year, the total fees and expenses you will actually pay may be higher or lower than those shown above.

FUND RISKS

PRINCIPAL RISKS

The following provides additional information regarding the various risks referenced in the section entitled "Fund Summary."

  Below Investment Grade Bond Risk. Below investment grade bonds are commonly referred to as "high yield" or "junk" bonds. These bonds are considered speculative by the major rating agencies (and bonds in the lowest rating category are highly speculative and may be in default) and are usually backed by issuers of less proven or questionable financial strength. Such issuers may be more vulnerable to financial setbacks or to adverse business, financial or economic conditions, and less certain to pay interest and principal than issuers of more highly rated securities and/or bonds offering lower yields. Markets may react severely to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult to buy or sell certain debt instruments or to establish their fair value.

  Convertible Securities Risk. Convertible securities are securities that may be converted or exchanged into shares of an underlying stock or other asset at a stated exchange ratio or predetermined price. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market value of convertible securities tends to decline as interest rates increase and may be affected by changes in the price of the underlying security. In the event of a liquidation of the issuing company, holders of convertible securities would be paid only after holders of any senior debt obligations.

  Credit Risk. Credit risk refers to the possibility that the issuer of a security held by a Fund or the counterparty to a contract with a Fund may not be able to pay interest and principal when due or otherwise honor its obligations. If an issuer defaults, or if the credit quality of an investment deteriorates or is perceived to deteriorate, the value of the investment could decline. Credit risk is generally greater for zero coupon bonds and other investments that are required to pay interest only at maturity rather than at intervals during the life of the investment. Credit risk will be heightened if a Fund invests in debt securities with medium- and lower-rated credit quality ratings.

  Derivatives Risk. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. A Fund's use of derivatives may involve risks different from, or greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund's investment advisor. A Fund's use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders.

  Foreign Investment Risk. Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. Income the Fund receives from its investments in foreign securities may be subject to withholding and other taxes, in which case the Fund's yield would be reduced. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. Foreign settlement procedures and trade regulations may involve increased risk (such as delay in payment or delivery of securities) or risks not present in the settlement of domestic investments. Legal remedies available to investors may be more limited in foreign markets. A Fund may buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

  Interest Rate Risk. When interest rates go up, the values of debt securities tend to fall. If a Fund invests a significant portion of its portfolio in debt securities, and if interest rates rise, then the value of the Fund's investments in debt securities and its yield may decline. If interest rates go down, interest earned by the Fund on its debt investments may also decline, which could cause the Fund to reduce the dividends it pays. The longer the term of a debt security held by the Fund, the more the Fund is subject to interest rate risk. Some debt securities give the issuer the option to call or redeem the security before its maturity date. If an issuer calls or redeems the security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

  Investment Style Risk. Different types of securities — such as growth style or value style securities — tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

  Market Capitalization Risk. Companies of different sizes may respond differently to various economic or market conditions and to other factors. As a result, a Fund that invests primarily in companies in a particular market capitalization range, for example, large-, medium-, or small-capitalization ranges, may underperform a Fund that invests more broadly or that invests primarily in companies of a different market capitalization.

  Mortgage- and Asset-Backed Securities Risk. Unlike traditional debt investments, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that a Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for a Fund to buy or sell. A Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. A Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. Asset-backed and mortgage-backed securities in which a Fund invests include those issued by private issuers, which are not guaranteed or backed by the credit of the U.S. government or by an agency or instrumentality of the U.S. government.

  Small- and Medium-sized Companies Risk. Investments in small- and medium-sized companies may be significantly more volatile, more vulnerable to adverse developments, less liquid, and more difficult to establish or close out at prevailing market prices than investments in larger companies. There also may be less publicly available information about the securities of smaller companies or less market interest in such securities. Such companies may also be dependent on a small management group, may have little or no operating history or track record of success, and may have limited product lines, markets and financial resources. The securities of small- and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

  Stock Market Risk. Your investment in a Fund will be affected by general economic conditions such as prevailing economic growth, inflation and interest rates. When economic growth slows, or interest or inflation rates increase, equity securities tend to decline in value. Such events could also cause companies to decrease the dividends they pay. If these events were to occur, the dividend yield of, total return earned on, and the value of your investment would likely decline. Even if general economic conditions do not change, the dividend yield of, total return earned on and the value of your investment could decline if the particular industries, companies or sectors in which a Fund invests do not perform well.

  U.S. Government Securities Risk. The debt instruments issued and/or guaranteed by the U.S. government, its agencies, or instrumentalities, in which a Fund invests, typically include mortgage backed securities, asset-backed securities, and collateralized mortgage obligations ("CMOs") issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal Home Loan Banks ("FHLB"). Securities issued by GNMA, but not those issued by Fannie Mae, Freddie Mac or FHLB, are backed by the full faith and credit of the U.S. government. Fannie Mae, Freddie Mac and FHLB, although chartered or sponsored by Congress, are not funded by congressional appropriations and the securities issued by them are neither guaranteed nor insured by the U.S. government and are supported only by the credit of the issuer itself. In general, securities issued by U.S. government sponsored entities are neither insured nor guaranteed by the U.S. Treasury.

ADDITIONAL INVESTMENT STRATEGIES AND RELATED RISKS

In addition to the strategies described under "Investment Strategy," a Fund may also pursue the following non-principal investment strategies, which are subject to the risks described below:

  Derivatives. The Funds may invest in derivatives, such as futures and options. A Fund that uses this kind of investment strategy is subject to "Derivatives Risk," which is discussed in the section entitled "Principal Risks."

  Lending. The Funds may lend their securities. Lending securities involves the risk that the counterparty fails to return the loaned security or becomes insolvent, and may cause a Fund to lose the opportunity to sell these securities at the most desirable price and, therefore, lose money.

  Leverage. The Funds may borrow money, an investment practice typically used only for temporary or emergency purposes, such as meeting redemptions. Borrowing is a form of leverage which is subject to the following risks. Leveraging can exaggerate changes in the Fund's net asset value and performance as well as magnify the risks associated with the underlying securities in which the Fund invests. Leverage may disproportionately increase a Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing. The interest that the Fund must pay on borrowed money will reduce its net investment income and may also either offset any potential capital gains or increase losses.

  Sell Strategy. A Fund will consider selling a portfolio investment when a portfolio manager believes the issuer's investment fundamentals are beginning to deteriorate, when the investment no longer appears consistent with the portfolio manager's investment methodology, when the Fund must meet redemptions, in order to take advantage of more attractive investment opportunities, or for other investment reasons which a portfolio manager deems appropriate.

  Temporary Defensive Strategy. A Fund may, but will not necessarily, temporarily invest up to 100% of its assets in cash and/or high-quality money market instruments in response to adverse economic, political or market conditions. This strategy is inconsistent with the Fund's investment goal and principal investment strategies and, if employed, could result in a lower return and loss of market opportunity.

For more information on these and other investment strategies a Fund may pursue, and the risks associated with such strategies, please see the Fund's Statement of Additional Information (SAI).

FUND MANAGEMENT

INVESTMENT ADVISOR AND ADMINISTRATOR

As investment advisor to the Evergreen funds, Evergreen Investment Management Company, LLC (EIMC) manages and oversees each Evergreen fund's investments and supervises its daily business affairs. EIMC has been managing mutual funds and private accounts since 1932 and managed over $82.5 billion in assets for the Evergreen funds as of 12/31/2008. EIMC is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. EIMC is a subsidiary of Wells Fargo & Company (Wells Fargo), a bank holding company in the United States, with over $1.3 trillion in assets as of 12/31/2008.

For a Fund's most recent fiscal year, the advisory fee paid to EIMC was as follows:

Advisory Fees Paid
Evergreen Fund	As a % of average daily net assets
VA Diversified Capital Builder Fund	0.33%
VA Special Values Fund	0.78%

EIMC also serves as administrator to the Evergreen funds. As administrator, EIMC prepares various filings, reports and contracts on behalf of the Evergreen funds, performs certain back office services, and provides the Evergreen funds with facilities, equipment and personnel. The Evergreen funds pay EIMC a fee for these services and those fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

For a discussion regarding the basis for the approval of a Fund's investment advisory, and, if applicable, sub-advisory agreement(s) by its Board of Trustees, please see the Fund's most recent shareholder report for the period ended December 31st.

PORTFOLIO MANAGER(S)

VA Diversified Capital Builder Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
Margaret D. Patel/2007	Portfolio Manager	EIMC or predecessor 2007-Present Pioneer Investments 1999-2007	Senior Portfolio Manager & Managing Director Senior Vice President
VA Special Values Fund
Name/Year Joined Fund	Role	Employer	Positions Over Past Five Years
James M. Tringas, CFA/2002	Portfolio Manager	EIMC or predecessor 2002-Present	Senior Portfolio Manager & Managing Director

The SAI contains additional information about a Fund's portfolio manager(s), including other accounts managed, ownership of Fund shares and elements of compensation.

AFFILIATED SERVICE PROVIDERS

Evergreen Service Company, LLC (ESC), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' transfer agent. The Evergreen funds pay ESC fees for these services and such fees are included in the "Other Expenses" item in the Annual Fund Operating Expenses table in the section entitled "Fees and Expenses."

Evergreen Investment Services, Inc. (EIS), a subsidiary of Wells Fargo and an affiliate of EIMC, serves as the Evergreen funds' distributor/principal underwriter. Certain of the Evergreen funds pay EIS fees for these services pursuant to their 12b-1 plans as well as through the sales charges paid in respect of fund shares. For information regarding such compensation with respect to a Fund, please see the SAI.

Wachovia Bank N.A., an affiliate of EIMC, may serve as securities lending agent in respect of a portion of a Fund's securities and is compensated for such services on a basis approved by the Fund's Board of Trustees. For information regarding such compensation with respect to a Fund, please see the SAI.

A Fund may place a portion of its commissionable trades through Wachovia Securities, LLC, a broker-dealer affiliated with EIMC. For information regarding the amounts of any such trades with respect to a Fund, please see the SAI. For more general information about portfolio transactions, see the section entitled "Portfolio Trading Costs."

LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC's affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

The SEC and the Secretary of the Commonwealth, Securities Division, of the Commonwealth of Massachusetts are conducting separate investigations of EIMC, EIS and Evergreen Ultra Short Opportunities Fund (the "Ultra Short Fund") concerning alleged issues surrounding the drop in net asset value of the Ultra Short Fund in May and June 2008. In addition, three purported class actions have been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund's registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund's risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

PRICING

CALCULATING A FUND'S SHARE PRICE

The value of one share of a Fund, also known as the net asset value (NAV), is calculated by adding up the Fund's total assets, subtracting all liabilities, and then dividing the result by the total number of shares outstanding. A separate NAV is calculated for each class of shares of a Fund. A Fund's NAV is normally calculated using the value of the Fund's assets as of 4:00 p.m. ET on each day the New York Stock Exchange (NYSE) is open for regular trading. A Fund that holds securities quoted in foreign currencies will convert such prices into U.S. dollars using exchange rates determined at 4:00 p.m. ET (or, if earlier, near the time the Fund calculates its NAV) each day the Fund's NAV is calculated. The Evergreen funds reserve the right to adjust the time that a Fund calculates its NAV if the NYSE closes earlier than 4:00 p.m. ET or under certain unusual circumstances.

The price per share that you pay when you purchase shares of a Fund, or the amount per share that you receive when you sell shares of a Fund, is based on the next NAV calculated after your purchase or sale order is received (after taking into account any applicable sales charges).

VALUING A FUND'S INVESTMENTS

A Fund must determine the value of the securities in its portfolio in order to calculate its NAV. A Fund generally values portfolio securities by using current market prices. Money market securities and short-term debt securities that mature in 60 days from acquisition date or less are valued at amortized cost.

Because certain of the securities in which a Fund may invest (e.g., foreign securities that trade on foreign exchanges) may trade on days when the Fund does not price its shares (e.g., days the NYSE is closed), the value of securities the Fund holds may change on days when shareholders are not be able to purchase or sell shares of the Fund. Accordingly, the price of the Fund's shares will not reflect any such changes until the Fund's NAV is next calculated.

Valuing securities at a "fair value." If a market price for a security is not readily available or is deemed unreliable, a Fund uses a "fair value" for the security as determined under policies established and reviewed periodically by the Fund's Board of Trustees. Although intended to approximate the actual value at which securities could be sold in the market, the fair value of one or more of the securities in a Fund's portfolio could be different from the actual value at which those securities could be sold in the market.

The amount of any particular Fund's portfolio that is fair valued varies based on, among other factors, the types of investments the Fund holds. Depending on the types of investments a Fund holds, a substantial amount of its assets may be fair valued. Examples of securities that may be fair valued include:

  Securities that trade on foreign exchanges. Many foreign exchanges close substantially before a Fund calculates its NAV, and events occurring after foreign exchanges close may materially affect the values of securities traded in those markets. Therefore, closing market prices for foreign securities may not reflect current values as of the time a Fund that holds such securities values its shares. In these instances, a Fund may fair value foreign securities.

  Debt securities with more than 60 days to maturity. A Fund generally values debt securities that mature in more than 60 days from acquisition date for which market prices are unavailable by using matrix pricing or other methods, provided by an independent pricing service or other service, that typically take into consideration such factors as the prices of securities with similar characteristics, such as yields, maturities, liquidity and ratings.

SHARE CLASS INFORMATION

The Funds offer two classes of shares. Only Class 1 shares are offered in this prospectus. The Funds offer Class 1 shares at NAV with no front-end sales charge, contingent deferred sales charge or 12b-1 fees. Pay particularly close attention to the fee structure so you know how much you will be paying before you invest.

Additional Compensation to Financial Services Firms. EIMC or EIS has entered into revenue sharing arrangements under which EIMC or EIS, as the case may be, makes payments to financial services firms that are intended to provide incentives for the sale of shares of Evergreen funds or to compensate the intermediary for marketing or marketing support activities. Payments under these arrangements are made from EIMC's or EIS's resources, as the case may be (including profits from investment management and other agreements and arrangements between them and their affiliates and the Evergreen funds), and are in addition to any front-end sales charges, up-front commissions, Rule 12b-1 fees (if any) or other payments made or incentives provided to the financial services firm. The amounts of these payments typically are calculated as a percentage of sales made to and/or assets held by customers of the financial services firm. In some cases, these amounts are paid to financial services firms that include the Evergreen funds on a "preferred list." Please contact an Evergreen funds service representative at 1.800.343.2898 for a listing of financial services firms with whom we have such arrangements. In addition, EIS or its affiliates may compensate financial intermediaries for various administrative and account maintenance services they provide to their clients who are Evergreen fund shareholders.

If payments to financial services firms by the distributor or advisor for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial services firm employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by EIMC or EIS and their affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial services firm at the time of your purchase.

Participating Insurance Companies. The Funds were organized to serve as investment vehicles for separate accounts funding variable annuity contracts and variable life insurance policies issued by certain life insurance companies. The Funds do not currently foresee any disadvantages to the holders of the contracts of policies arising from the fact that the interests of holders of those contracts or policies may differ due to their different tax treatments and other considerations. Nevertheless, the Board of Trustees has established procedures for the purposes of identifying any irreconcilable material conflicts that may arise and to determine what action, if any, would be taken in response thereto. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the participating insurance companies. The Evergreen Variable Annuity Trust assumes no responsibility for such prospectuses.

BUYING AND SELLING FUND SHARES

You may not purchase or redeem shares of a Fund directly, but only through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies. You should refer to the prospectus of the variable annuity contracts or variable life insurance policies for information on how to purchase such contracts or policies, how to select specific Evergreen Variable Annuity Funds as investment options for the contracts or policies, how to redeem funds or change investment options and any fees associated with a purchase or redemption.

The separate accounts of the participating insurance companies place orders to purchase and redeem shares of a Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day pursuant to the variable annuity contracts or variable life insurance policies.

The Fund has approved the acceptance of purchase and redemption request orders effective as of the time of their receipt by certain authorized financial intermediaries or their designees as long as these orders are received by these entities prior to the time that the Fund calculates its NAV. These financial service firms may charge transaction fees.

Timing of Proceeds. Normally, we will send your redemption proceeds on the next business day after we receive a request; however, we may take up to seven business days before sending redemption proceeds.

SHORT-TERM TRADING POLICY

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm Fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on a Fund, the Fund's Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen fund, that investor is "blocked" from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. The short-term trading policy does not apply to:

  Money market funds;

  Evergreen Adjustable Rate Fund;

  Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

  Rebalancing transactions within certain asset allocation or "wrap" programs where Evergreen or the financial intermediary maintaining the shareholder account is able to identify the transaction as part of a firm-approved asset allocation program;

  Purchases by a "fund of funds" into the underlying fund vehicle and purchases by 529 Plans;

  Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

  Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund's ability to detect and prevent short-term trading. For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans. Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund's short-term trading policy described above. The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund's short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent such trading.

DIVIDENDS AND DISTRIBUTIONS

A Fund passes along to the separate accounts of participating insurance companies the net income and gain it receives from its investments in two forms: dividends and capital gains distributions. Dividends are derived from the dividends, interest and other income that a mutual fund receives from its investments. Capital gains are realized when a mutual fund sells an investment for a gain.

Distribution Payment Schedule. A Fund usually distributes capital gains, if any, at least once a year, near the end of the calendar year. The frequency with which a Fund distributes dividends is listed below:

Dividend Payments
Fund	Frequency
VA Diversified Capital Builder Fund	Annually
VA Special Values Fund	Annually

TAXES

It is assumed that the shares of each Fund will be respected as owned by insurance company accounts, and thus, contract or policy holders are generally only taxed under the tax rules applicable to the underlying variable contracts. However, the IRS has indicated that a degree of investor control over the investment options of such contracts may interfere with their tax-deferred treatment by causing the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the seperate account. Based on the rulings and other guidance the IRS has issued to date, Evergreen believes that tax-deferred treatment for a Fund will be respected. The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of "investor control," and such guidance could affect the treatment of a Fund, including retroactively.

For a discussion of the tax consequences of variable annuity contracts or variable life insurance policies, refer to the prospectus of the variable annuity contract or variable life insurance policies offered by the participating insurance company. Variable annuity contracts or variable life insurance policies purchased through insurance company separate accounts should provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the contract or policy owner. Depending on the variable annuity contract or variable life insurance policy, distributions from the contract or policy may be subject to ordinary income tax and, in addition, a 10% penalty tax on distributions before age 59 1/2. Only the portion of a distribution attributable to income on the investment in the contract is subject to federal income tax. Contract or policy holders should consult with competent tax advisors for a more complete discussion of possible tax consequences in a particular situation.

PORTFOLIO TRADING COSTS AND TURNOVER

Portfolio Trading Costs. When mutual funds buy or sell equity securities, brokerage commissions are generally paid to the broker-dealers that execute the transactions. Rather than being reflected as an ongoing expense of a fund, commissions are added to the cost of purchasing, or subtracted from the proceeds of selling, a security, when determining a fund's gain or loss. Although from time to time a fund might pay a commission on a transaction involving a debt security, such transactions are generally conducted directly with a dealer or other counterparty (principal transactions), and no commission is paid. Rather, an undisclosed amount of "mark-up" is included in the price paid for the security. As a result, funds that invest mainly in debt securities will typically have lower brokerage commissions, although not necessarily lower transaction costs, than funds that invest mainly in equity securities.

Information concerning the brokerage commissions paid by a Fund during its most recent fiscal year is set forth below. The table does not reflect the undisclosed amount of "mark-up" on principal transactions, if any.

Portfolio Trading Costs
Evergreen VA Diversified Capital Builder Fund
Total shares traded[1]	1,650,154
Total dollars traded[1]	$58,406,534
Average commission per share	$0.02
Commission per share range	$0.00 - $0.05
Total commissions paid	$40,038
Total commissions as a percentage of average net assets	0.09%
Commissions paid per $1,000 invested	$0.90

1	Only includes trades in which a commission was paid.
Portfolio Trading Costs
Evergreen VA Special Values Fund
Total shares traded[1]	6,815,765
Total dollars traded[1]	$104,263,802
Average commission per share	$0.03
Commission per share range	$0.00 - $0.05
Total commissions paid	$209,097
Total commissions as a percentage of average net assets	0.22%
Commissions paid per $1,000 invested	$2.22

1	Only includes trades in which a commission was paid.

Portfolio Turnover. The Evergreen funds generally do not take portfolio turnover into account in making investment decisions. Therefore, a Fund could experience a high rate of portfolio turnover (100% or more) in any given fiscal year, resulting in greater brokerage and other transaction costs which are borne by the Fund and its shareholders. It may also result in a Fund realizing greater net short-term capital gains, distributions of which are taxable to shareholders as ordinary income except to shareholders holding Fund shares in retirement plans. Portfolio turnover rates can be found in the "Financial Highlights" section.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a Fund shareholder understand the Fund's financial performance for the past five years (or since inception, if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by KPMG LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

VA Diversified Capital Builder Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004
Net asset value, beginning of period	$15.49	$15.15	$14.13	$13.74	$13.04
Income from investment operations
Net investment income (loss)	0.25 [1]	0.38 [1]	0.36 [1]	0.31 [1]	0.24 [1]
Net realized and unrealized gains or losses on investments	(7.30)	0.62	1.02	0.41	0.58
Total from investment operations	(7.05)	1.00	1.38	0.72	0.82
Distributions to shareholders from
Net investment income	0	(0.66)	(0.36)	(0.33)	(0.12)
Net asset value, end of period	$8.44	$15.49	$15.15	$14.13	$13.74
Total return[2]	(45.51)%	6.68%	9.85%	5.29%	6.31%
Ratios and supplemental data
Net assets, end of period (thousands)	$21,932	$61,438	$76,093	$84,060	$104,601
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.61%	0.52%	0.50%	0.53%	0.90%
Expenses excluding waivers/reimbursements and expense reductions	0.61%	0.52%	0.50%	0.53%	0.90%
Net investment income (loss)	1.88%	2.46%	2.50%	2.22%	1.81%
Portfolio turnover rate	56%	105%	52%	78%	128%
  Net investment income (loss) per share is based on average shares outstanding during the period.
  Total return does not reflect charges attributable to your insurance company's separate account.

VA Special Values Fund

	Year Ended December 31,
Class 1	2008	2007	2006	2005	2004
Net asset value, beginning of period	$13.59	$17.33	$16.13	$16.31	$13.78
Income from investment operations
Net investment income (loss)	0.15	0.22	0.13	0.16	0.16
Net realized and unrealized gains or losses on investments	(4.41)	(1.51)	3.33	1.59	2.64
Total from investment operations	(4.26)	(1.29)	3.46	1.75	2.80
Distributions to shareholders from
Net investment income	(0.15)	(0.22)	(0.13)	(0.16)	(0.15)
Net realized gains	0	(2.23)	(2.13)	(1.77)	(0.12)
Total distributions to shareholders	(0.15)	(2.45)	(2.26)	(1.93)	(0.27)
Net asset value, end of period	$9.18	$13.59	$17.33	$16.13	$16.31
Total return[1]	(31.31)%	(7.52)%	21.55%	10.76%	20.37%
Ratios and supplemental data
Net assets, end of period (thousands)	$52,225	$98,235	$111,236	$83,784	$65,151
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.99%	0.96%	0.95%	0.98%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	1.00%	0.96%	0.95%	0.98%	1.05%
Net investment income (loss)	1.06%	1.44%	0.86%	1.13%	1.20%
Portfolio turnover rate	52%	55%	55%	44%	34%
  Total return does not reflect charges attributable to your insurance company's separate account.

Fund Information Quick Reference Guide

Shareholder Services Call 1.800.847.5397 Monday-Friday, 8 a.m. to 6 p.m. Eastern Time

Write us a letter

Evergreen Investments
P.O. Box 8400
Boston, MA 02266-8400

Express, registered or certified mail

Evergreen Investments
30 Dan Road
Canton, MA 02021-2809

Evergreen Investments 200 Berkeley Street Boston, MA 02116-5034

For more information about a Fund, ask for:

  The Fund's most recent annual or semi-annual report, which contains a financial accounting for the Fund and a list of the Fund's portfolio holdings as of a specific date. The annual report also contains commentary from the Fund's portfolio manager(s) regarding the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal year or period.

  The Statement of Additional Information (SAI), which contains more detailed information about the Fund and its policies and procedures. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this prospectus, which means that its contents are legally considered to be part of this prospectus.

For questions, other information, or to request a copy, without charge, of any of the documents referenced above, call 1.800.847.5397 or ask your investment professional. We will mail material within three business days. You can download the Funds' most recent Annual and Semi-annual Reports from EvergreenInvestments.com. The Funds' SAI is not available at EvergreenInvestments.com because Fund shares are only available through variable annuity contracts or variable life insurance policies offered through separate accounts of participating insurance companies.

Information about the Fund (including the documents referenced above) is also available, without charge, on the SEC's web site at http:// www.sec.gov. Copies of this material may be obtained, for a duplication fee, by writing the SEC Public Reference Section, Washington D.C. 20549-0102, or by electronic request at the following e-mail address: publicinfo@sec.gov. This material can also be reviewed and copied at the SEC's Public Reference Room inWashington, D.C. For more information about the operation of the Public Reference Room, call the SEC at 1.202.551.8090.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.,
200 Berkeley Street, Boston, MA 02116-5034
Evergreen Investments is a service mark of Evergreen Investment Management
Company, LLC. Copyright 2009.

VA Allmerica RV8 (5/09) 811-08716